                                                                       Ex - 10.3




                                                                [EXECUTION COPY]



                                AMENDMENT NO. 3

     AMENDMENT NO. 3 dated as of March 29, 1996 between BELCO ENERGY L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association (the "Bank").

     The Borrower and the Bank are parties to a Credit Agreement dated as of December 1, 1994 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Bank to the Borrower in an aggregate principal amount not exceeding, on the date hereof, $40,000,000.

     The Borrower has informed the Bank that Belco Oil & Gas Corp., a Nevada corporation ("Belco Nevada"), is in the process of effecting an initial public offering (the "IPO") of its common stock. In connection with the planned IPO, Belco Nevada, Belco Oil & Gas Corp., a Delaware corporation ("Belco Delaware"), and the Borrower, among other parties, have entered into an Exchange and Subscription Agreement and Plan of Reorganization (the "Exchange Agreement"), dated as of January 1, 1996. As set forth in the Exchange Agreement, a series of exchanges will occur immediately prior to the IPO resulting in, among other things, (i) BOG Wyoming, Inc., a Wyoming corporation and a direct, wholly owned subsidiary of Belco Nevada ("Belco Wyoming"), owning all limited partnership interests in the Borrower, (ii) Belco Nevada owning all of the outstanding stock of Belco Delaware, (iii) Belco Delaware continuing to own all of general partnership interests in the Borrower and (iv) certain oil and gas properties being contributed to the Borrower. The Borrower has requested the Bank to amend the Credit Agreement to permit the transactions described above and to amend the Credit Agreement in certain other respects, all on the terms and conditions herein set forth. Accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, the Credit Agreement shall be amended as follows:

     A. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder",





                                Amendment No. 3

"hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby. References in the Credit Agreement to "the Note" shall be deemed to include reference to the New Note under and as defined in
Section 5(B) hereof.

           B. Article I; Definitions. Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in alphabetical order (or, in the case of any definition for a term that is defined in the Credit Agreement before giving effect to this Amendment No. 3, by amending and restating such definition to read as set forth below):

           "Amendment No. 3" means Amendment No. 3 hereto dated as of March 29, 1996.

           "Amendment No. 3 Effective Date" means the date on which the Bank shall advise the Borrower that the conditions precedent set forth in Section 5 of Amendment No. 3 shall have been satisfied or waived.

           "Applicable Margin" means, for any day and with respect to any Advance, the following percentages stated below based upon the percentage of
(a) the aggregate outstanding amount of Advances divided by (b) the Borrowing Base, as of such day:

                              Applicable Margin         Applicable Margin
       % Advances/              Base Rate                Eurodollar Rate
      Borrowing Base             Advances                    Advances
      --------------             --------                    --------
        > 85%                     3/8 of 1%                   1-3/4%

        > 66-2/3% and             1/4 of 1%                   1-5/8%
        < 85%
        -

        > 33-1/3% and             1/8 of 1%                   1-1/2%
        < 66-2/3%
        -

        < 33-1/3%                 0%                          1-3/8%
        -

     "Belco Finance" means Belco Finance Co., a Wyoming corporation.

     "Belco G.P." means Belco Oil & Gas Corp., a Delaware corporation.


                                Amendment No. 3

     "Belco Nevada" means Belco Oil & Gas Corp., a Nevada corporation.

     "Belco Wyoming" means BOG Wyoming, Inc., a Wyoming corporation.

     "Commitment" means Forty Million U.S. Dollars ($40,000,000.00), as such amount may be reduced or terminated pursuant to Article VII.

     "Cost-Sharing Agreement" means an Intercompany Services Agreement between Belco G.P., the Borrower, Belco Nevada, Belco Finance and certain other Persons in substantially the form of Exhibit H, as the same shall, subject to
Section 6.17, be modified and supplemented and in effect from time to time.

     "Credit Documents" means this Agreement, the Note, the Security Agreement, the Title Guaranty, the Pledge Agreement, the Finance Note, the Cost-Sharing Agreement and each other agreement, instrument or other document executed at any time in connection with this Agreement.

     "Credit Party" means the Borrower, Belco Finance, Belco G.P., Belco Wyoming or Belco Nevada.

     "Exchange Agreement" means the Exchange and Subscription Agreement and
Plan of Reorganization, dated as of January 1, 1996, between Belco Nevada, Belco G.P., the Borrower and certain other Persons, as the same shall be modified and supplemented and in effect from time to time.

     "Finance Note" means the subordinated promissory note of the Borrower dated March 29, 1996 in the original principal amount of $113,000,000, payable to Belco Finance, as the same shall, subject to Section 6.17, be modified and supplemented and in effect from time to time.

     "Material Adverse Effect" means a material adverse effect on the ability of a Credit Party to perform any of its obligations under this Agreement, any Note, any other Credit Document or any Material Contract to which it is a party.

     "New Assets" means the oil and gas properties to be contributed to the Borrower by certain Affiliates of Belco Nevada as contemplated by the Exchange Agreement.



                                Amendment No. 3

     "Pledge Agreement" means a pledge agreement by Belco Finance in favor of the Bank in substantially the form of Exhibit I, pursuant to which Belco Finance pledges to the Bank the Finance Note, as the same shall be modified and supplemented and in effect from time to time.

     "Restricted Payment" means, with respect to any Person:

           (a) dividends, partnership distributions or other distributions (in cash, property or otherwise) on, or payments for the purchase, redemption or other acquisition of, shares of capital stock of or partnership interests or other equity interests in such Person, other than (i) dividends payable in such Person's stock and (ii) payments by such Person under the Cost-Sharing Agreement; and

           (b)  Specified Intercompany Payments made by such Person.

     "Security Agreement" means a pledge agreement by the partners of the Borrower in favor of the Bank in substantially the form of Exhibit F pursuant to which said partners pledge to the Bank 100% of the partnership interests in the Borrower, as the same shall be modified and supplemented and in effect from time to time.

     "Specified Intercompany Payments" means, for any Person:

           (a) payments by such Person of Unallocable Costs under the Cost-Sharing Agreement; and

           (b) payments by such Person under or in respect of the Finance Note (including, without limitation, principal thereof and interest thereon).

     "Three-Month LIBOR" means, for any calendar quarter, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported on the date two Business Days prior to the first day of such calendar quarter on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for Dollar deposits having a term comparable to such calendar quarter and in an amount of $5,000,000 or more. Three-Month LIBOR shall be determined on the basis of a 360-day year and actual days (including the first day but excluding the last) elapsed.





                                Amendment No. 3

     "Title Guaranty" means the Title Guaranty Agreement of Belco Nevada in favor of the Bank in the form of the attached Exhibit B-1, as the same shall be modified and supplemented and in effect from time to time.

     "Trigger Event" means the making of the first Advance hereunder on or after the Amendment No. 3 Effective Date.

     "Unallocable Costs" means all amounts payable by the Borrower and its Subsidiaries under the Cost-Sharing Agreement, other than those that are fairly allocable (as determined by the Borrower reasonably and in good faith) to the costs of Belco G.P. attributable to its management of the Borrower.

     "Voting Stock" shall mean, with reference to any Person, stock of any class or classes (or equivalent interests), the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or Persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

     C.  Article II; Credit Facilities.

           1. Commitment Reduction. Section 2.1 of the Credit Agreement shall be amended by deleting paragraph (c) thereof.

           2. Borrowing Base. Section 2.2 of the Credit Agreement shall be amended:

           (x)  by adding the following to the end of paragraph (d) thereof:

                "The Borrower may from time to time, by not less than two Business Days' notice to the Bank, which notice shall be irrevocable, decrease the Borrowing Base (but in any event to not less than $15,000,000) from the amount then in effect to such lower amount as the Borrower shall specify in such notice. Such decrease in the Borrowing Base shall be effective as of the second Business Day following the Bank's receipt of such notice or on such other day as the Bank and the Borrower shall agree.";

           (y)  by amending paragraph (e) thereof to read as follows:




                                Amendment No. 3

                "(e) The Borrower may also request the Bank to redetermine the Borrowing Base in connection with the Borrower's proposed acquisition of Oil and Gas Properties after the date hereof (including, without limitation, its acquisition of New Assets) by providing a written request to the Bank. In connection with any such request, the Borrower shall provide the Bank with a reserve report covering the Oil and Gas Properties to be acquired, in form and substance acceptable to the Bank in the Bank's sole discretion, prepared by a Qualified Petroleum Engineer and such other information, including additional data concerning pricing, quantities of production, costs of production, purchasers of production and other information and engineering and geological data, as the Bank may reasonably request. Within 30 days of receipt of such reserve report and other information, the Bank shall notify the Borrower if such Oil and Gas Properties will be added to the Borrowing Base and, if so, the redetermined Borrowing Base; provided that no New Asset shall be added to the Borrowing Base unless and until
        (1) the Bank shall have received an Acceptable Title Opinion with respect thereto and (2) the Bank shall have received the reserve report and such other information as the Bank shall have reasonably requested pursuant to the preceding sentence of this paragraph (e)."; and

                (z) by replacing each reference in paragraph (i) thereof to "Robert A. Belfer" and "the Guarantor" with "Belco Nevada".

                3. Repayment. Section 2.5 of the Credit Agreement shall be amended to read as follows:

                "2.5 Repayment of Advances. The Borrower shall repay the Bank the outstanding principal amount of each Advance on the Maturity Date."

                4. Commitment Fees. Section 2.6 of the Credit Agreement shall be amended to read as follows:

                "Section 2.6 Commitment Fees. The Borrower agrees to pay to the Bank a commitment fee on the average daily amount by which (i) the Borrowing Base exceeds (ii) the sum of the Bank's outstanding Advances, from the date of this Agreement until the Maturity Date, at a rate per annum equal to the Applicable Commitment Fee Rate (as hereinafter defined) as



                                Amendment No. 3
      in effect from time to time. The commitment fee shall be due and payable quarterly in arrears on the last day of each March, June, September and December during the term of this Agreement and on the Maturity Date. For purposes hereof:

                   "Applicable Commitment Fee Rate" means:

                   (a) for any day during the period commencing on the Amendment No. 3 Effective Date and ending on the day preceding the occurrence of the Trigger Event, 1/4 of 1%; and

                   (b) for any day falling on or after the occurrence of the Trigger Event, the following percentages stated below based upon the percentage of (i) the aggregate outstanding amount of Advances divided by (ii) the Borrowing Base, as of such day:

                     % Advances/                       Applicable Commitment
                    Borrowing Base                          Fee Rate
                    --------------                          --------
                      > 33-1/3%                               0.50%
                      -

                      < 33-1/3%                               0.40%"

           5. Limited Recourse. Section 2.12 of the Credit Agreement shall be amended by amending the first three sentences thereof to read as follows:

           "Notwithstanding anything in this Agreement or any instrument executed in connection herewith to the contrary, except as provided in the last sentence of this Section 2.12, Belco G.P. in its capacity as General Partner of the Borrower shall be liable for the Obligations to the full extent, but only to the extent of, and the Bank's recourse against Belco G.P. shall be limited, to the interests of Belco G.P. in the Borrower. If an Event of Default occurs, any judicial proceedings brought by the Bank against Belco G.P. shall be limited to the attachment, execution, writ of process, preservation, enforcement and foreclosure against the interests of Belco G.P. in the Borrower, and no attachment, execution, writ, process or legal proceedings shall be sought, issued or levied upon or against any other assets, properties or funds of Belco G.P. If the Bank exercises any remedy which it may have available against the Borrower, no judgment for any deficiency upon the Note shall be sought or obtained by the Bank against Belco G.P."


                                Amendment No. 3

           D.       Article IV; Representations.

           1. Existence; Subsidiaries. Section 4.1 of the Credit Agreement shall be amended by substituting the words "each Credit Party" for the words "the Borrower and Belco G.P" therein.

           2. Power. The first sentence of Section 4.2 of the Credit Agreement shall be amended to read as follows:

           "The execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) are within such Credit Party's corporate or partnership powers, as the case may be, (b) have been duly authorized by all necessary partnership or corporate action, as the case may be, (c) do not contravene (i) such Credit Party's certificate or articles of incorporation or by-laws or partnership agreement, as the case may be, or (ii) any law or any contractual restriction binding on or affecting such Credit Party and
      (d) do not result in or require the creation or imposition of any Lien prohibited by this Agreement."

           3. Authorization and Approvals. The first sentence of Section 4.3 of the Credit Agreement shall be amended to read as follows:

           "No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Credit Party of any of the Credit Documents to which it is a party or the consummation of the transactions contemplated thereby."

           4. Enforceable Obligations. Section 4.4 of the Credit Agreement shall be amended to read as follows:

           "Section 4.4 Enforceable Obligations. Each Credit Document to which a Credit Party is a party has been duly executed and delivered by such Credit Party. Each Credit Document is the legal, valid and binding obligation of each Credit Party party thereto enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's rights generally and by general principles of equity."


                                Amendment No. 3

           5. Litigation. Section 4.7 of the Credit Agreement shall be amended to read as follows:

           "Section 4.7 Litigation. Set forth on Schedule 4.07 is an accurate description of all of each Credit Party's pending or, to the best knowledge of the Borrower or Belco G.P., threatened, actions and proceedings before any court, Governmental Agency or arbitrator existing on the date of Amendment No. 3 which could be reasonably expected to cause a Material Adverse Change. There is no pending or, to the best knowledge of the Borrower or Belco G.P., threatened action or proceeding affecting any of the Credit Parties or any of their respective Subsidiaries before any court, Governmental Agency or arbitrator, which could reasonably be expected to cause a Material Adverse Change or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, any Note or any other Credit Document."

           6. Investment Company Act. Section 4.9 of the Credit Agreement shall be amended by substituting the phrase "No Credit Party" for the words "Neither the Borrower, Belco G.P." therein.

           7. PUHCA. Section 4.10 of the Credit Agreement shall be amended by substituting the phrase "No Credit Party" for the words "Neither the Borrower, Belco G.P." therein.

           8. No Defaults, Etc. Section 4.14 of the Credit Agreement shall be amended by amending the second and third sentences thereof to read as follows:

           "No Credit Party is in default under or with respect to any contract, agreement, lease or other instrument to which such Credit Party is a party and which could reasonably be expected to cause a Material Adverse Change. No Credit Party has received any notice of default under any material contract, agreement, lease or other instrument to which such Credit Party is a party which could reasonably be expected to cause a Material Adverse Change."

           9. Compliance with Laws and Documents. Section 4.17 of the Credit Agreement shall be amended by amending the first sentence thereof to read as follows:

           "No Credit Party is, nor will the execution, delivery and performance of and compliance with the terms of this Agreement and the other Credit Documents to which such Credit Party is a party cause the Borrower to be, in



                                Amendment No. 3
      violation of (i) any Legal Requirement, other than such violations that could not, individually or collectively, cause a Material Adverse Change, or (ii) its organizational documents."

           10. Solvency. Section 4.20 of the Credit Agreement shall be amended by substituting "Each Credit Party has" for "The Borrower and Belco G.P. each have" in the first sentence thereof, by substituting "Each Credit Party's" for "The Borrower's and Belco G.P.'s" in the second sentence thereof and by substituting "No Credit Party" for "Neither the Borrower, nor Belco G.P." in the third sentence thereof.

           E.       Article V; Affirmative Covenants.

           1. Annual Reporting Requirements. Section 5.6(a) of the Credit Agreement shall be amended by substituting a semicolon for the "and" immediately preceding clause (ii) thereof and by adding, at the end of said clause (ii), the following:

           "and (iii) consolidated and consolidating statements of income, retained earnings and cash flows of Belco Nevada and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of Belco Nevada and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (x) in the case of said consolidated statements and balance sheet of Belco Nevada, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Belco Nevada and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that Belco Nevada was not in compliance with the terms of the Credit Agreement, insofar as the same relate to accounting matters, and (x) in the case of said consolidating statements and balance sheets, by a certificate of a senior financial officer of Belco Nevada, which certificate shall state that said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of Belco Nevada and of each of its Subsidiaries, in each case in accordance with


                                Amendment No. 3
      generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;"

           2. Quarterly Reporting Requirements. Section 5.6(b) of the Credit Agreement shall be amended by substituting a semicolon for the "and" immediately preceding clause (ii) thereof and by adding, at the end of said clause (ii), the following:

           "and (iii) consolidated and consolidating statements of income, retained earnings and cash flows of Belco Nevada and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of Belco Nevada and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of Belco Nevada, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Belco Nevada and its Subsidiaries, and said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of Belco Nevada and of each of its Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);"

           3. SEC Reporting, Etc. Section 5.6 of the Credit Agreement shall be amended by adding new paragraphs (o) and (p) thereof reading as follows:

           "(o) SEC Reports, Etc. Promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that Belco Nevada shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange.

           (p) Shareholder Reports, Etc. Promptly upon the mailing thereof to the shareholders of Belco Nevada generally, copies of all financial statements, reports and proxy statements so mailed."


                                Amendment No. 3

           F.    Article VI; Negative Covenants.

           1. Debt. Section 6.2 of the Credit Agreement shall be amended by deleting "and" at the end of paragraph (c) thereof, by substituting
"; and" for the period at the end of paragraph (d) thereof and by adding a new paragraph (e) thereof reading as follows:

           "(e)  Debt of the Borrower to Belco Finance under the Finance Note."

           2. Restricted Payments. Section 6.5 of the Credit Agreement shall be amended by deleting "and" at the end of paragraph (a) thereof, by deleting paragraph (b) thereof and by adding the following new paragraphs (b) and (c) thereto:

           "(b)  prior to the occurrence of the Trigger Event:

                 (1)   pay accrued Unallocable Costs;

                 (2) pay interest accrued on the Finance Note in cash at a rate per annum not exceeding Three-Month LIBOR as in effect from time to time; and

                 (3) pay interest accrued on the Finance Note in cash (to the extent the same is not permitted to be paid pursuant to clause (2) above) and prepay principal of the Finance Note, provided that the aggregate amount of Restricted Payments permitted to be made under this clause (3) shall not exceed $15,000,000; and

                (c) after the occurrence of the Trigger Event, make Specified Intercompany Payments if and only if:

                 (1) the aggregate amount of Specified Intercompany Payments (after giving effect to the Specified Intercompany Payment(s) proposed to be made) made during the relevant Payment Test Period shall not exceed 15% of Adjusted Cash Flow for the relevant Cash Flow Test Period; and

                 (2) the aggregate amount of Specified Intercompany Payments (after giving effect to the Specified Intercompany Payment(s) proposed to be made) made after the occurrence of the Trigger Event shall not exceed $13,000,000.


                                Amendment No. 3

                For purposes of this Section 6.5:

                   "Adjusted Cash Flow" for any period means (a) EBITDA for
                such period minus (b) cash interest expense of the Borrower for such period (to the extent included in determining EBITDA for such period).

                   "Cash Flow Test Period" means, as at any date of
                determination thereof, the period of four calendar quarters ending on or most recently ended prior to such date of determination.

                   "Payment Test Period" means, as at any date of determination thereof, the period of four calendar quarters ending on or next ending after such date of determination."

                3. Investments. Section 6.6 of the Credit Agreement shall be amended by deleting "and" at the end of paragraph (e) thereof, by substituting "and" for the period at the end of paragraph (f) thereof and by adding the following paragraph (g) thereto:

                "(g) so long as the aggregate amount of Liquid Investments held by the Company and its Subsidiaries exceeds $25,000,000, the Company and its Subsidiaries may, prior to the occurrence of the Trigger Event, acquire and hold other investments ("Other Investments") constituting:

                   (x) debt or equity securities of Persons (other than Affiliates of the Company) whose principal line of business is in the oil and gas business or another energy or energy-related line of business; and

                   (y) preferred stock rated at least BBB- or better by Standard & Poor's Ratings Services Group and at least Baa3 or better by Moody's Investors Service, Inc.;

        provided that, at any time after the occurrence of the Trigger
        Event, neither the Company nor any of its Subsidiaries shall acquire or hold any Other Investments.

                4. Affiliate Transactions. Section 6.8 of the Credit Agreement shall be amended by deleting "and" at the end of paragraph (i) of the proviso therein, by deleting the period at the end of paragraph (ii) of the proviso therein and by adding



                                Amendment No. 3
new paragraphs (iii) and (iv) to the proviso therein reading as follows:

           "(iii) Belco G.P., in its capacity as General Partner of the Borrower, may cause one or more of the Borrower's operating accounts to be held in the name of Belco G.P.; and (iv) the Borrower and its Subsidiaries may enter into, and perform their obligations under, the Cost-Sharing Agreement."

           5. Modification of Documents. Section 6.17 of the Credit Agreement shall be amended to read as follows:

           "Section 6.17 Modification of Documents. Without the prior consent of the Bank the Company will not consent to any modification, supplement or waiver of (a) any of the provisions of the Partnership Agreement (other than the First Amendment thereto delivered to the Bank pursuant to Amendment No. 3), (b) any agreement, instrument or other document evidencing or relating to Subordinated Debt, (c) the Finance Note or (d) the Cost-Sharing Agreement."

           6. Finance Note Payments. The Credit Agreement shall be amended by adding a new Section 6.19 thereof reading as follows:

           "Section 6.19 Certain Finance Note Payments. Except as expressly permitted in Sections 6.5(b) and (c) hereof, the Borrower will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Finance Note."

           G.  Article VII; Events of Default.

           1. Representations. Section 7.1(b) of the Credit Agreement shall be amended by substituting "any other Credit Party" for "any Subsidiary of the Borrower" in clause (iii) thereof.

           2. Covenant Breaches. Section 7.1(c) of the Credit Agreement shall be amended by deleting clause (ii) thereof and adding the following clauses
(ii), (iii), (iv), (v), (vi) and (vii):


                                Amendment No. 3

           "(ii) Belco G.P. or Belco Wyoming shall fail to perform or observe any of its obligations in the second or third sentence of
      Section II.2 of the Security Agreement or in the first sentence of
      Section II.4 of the Security Agreement; or (iii) Belco Finance shall fail to perform or observe any of its obligations in Section 4.02 of the Pledge Agreement; or (iv) the Borrower or Belco Finance shall fail to perform or observe any of its obligations in Section 5 or Section 6 of the Finance Note; or (v) Belco Nevada shall fail to perform any of its obligations in Section 1.1 of the Title Guaranty; or (vi) Belco G.P. shall fail to perform or observe any of its obligations in Section 2.2(a) of the Cost-Sharing Agreement; or (vii) any Credit Party shall fail to perform or observe any other term or covenant set forth in any of the Credit Documents to which it is a party if such failure shall remain unremedied for 30 days after the earlier of written notice of such default shall have been given to such Person by the Bank or such Person's actual knowledge of such default;".

           2. Cross-Defaults. Section 7.1(d) of the Credit Agreement shall be amended:

           (a) by substituting "a Credit Party or any of Belco G.P.'s Subsidiaries" for each reference to "Belco G.P. or any of its Subsidiaries" in clauses (iv) and (vi) thereof; and

           (b) by substituting "each Credit Party and each of Belco G.P.'s Subsidiaries" for "Belco G.P. and its respective Subsidiaries" in clause (v) thereof.

           3. Insolvency; Judgments. Sections 7.1(e) and (f) of the Credit Agreement shall be amended to read as follows:

           "(e) Insolvency. Any Credit Party or any Subsidiary of the Borrower or of Belco G.P. shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Credit Party or any such Subsidiary seeking to adjudicate it a bankruptcy or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official


                                Amendment No. 3
      for it or for any substantial part of its property and, in the case of any such proceeding instituted against a Credit Party or any such Subsidiary, either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or any Credit Party or any Subsidiary of the Borrower or of Belco G.P. shall take any corporate action to authorize any of the actions set forth above in this paragraph (e);

           (f) Judgments. Any judgment or order for the payment of money in excess of $75,000.00 shall be rendered against a Credit Party or any Subsidiary of the Borrower or of Belco G.P. and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;"

           4. Credit Documents; Control. Sections 7.1(j), (k) and (l) of the Credit Agreement shall be amended to read as follows:

           "(j) Certain Credit Documents. Any provision of the Security Agreement or the Pledge Agreement shall for any reason cease to be valid and binding upon any of the Credit Parties party thereto, or any Credit Party shall so state in writing; or the Liens created by the Security Agreement or the Pledge Agreement shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Bank, free and clear of all other Liens (other than Liens permitted hereunder or under such Credit Document); or, except for expiration in accordance with its terms, the Security Agreement or the Pledge Agreement shall for whatever reason be terminated or cease to be in full force and effect;

           (k) Title Guaranty. Any provision of the Title Guaranty shall for any reason cease to be valid and binding on Belco Nevada for any reason except in accordance with its terms or Belco Nevada shall so state in writing;

           (l) Change of Control. As a result of one or more transactions after the Amendment No. 3 Effective Date, (i)
      Belco Nevada shall own, directly or indirectly, less than 100% of the issued and outstanding capital stock of


                                Amendment No. 3

      Belco G.P., Belco Wyoming or Belco Finance, or shall own, directly or indirectly, less than 100% of the ownership interests of the Borrower, or
      (ii) Robert A. Belfer, Laurence D. Belfer, the other descendants of Arthur B. Belfer (father of Robert A. Belfer), the spouses of such Persons and all trusts for the benefit of any such descendant or spouse shall, in the aggregate, own, directly or indirectly, less than 66-2/3% of the Voting Stock of Belco Nevada or less than 51% of the aggregate equity interests in Belco Nevada, or (iii) Belco G.P. shall not be the general partner of the Borrower or (iv) the Borrower shall sell, transfer or convey substantially all of the Borrower's Property; or".

           5. Optional Acceleration. Section 7.2 of the Credit Agreement shall be amended by adding "with respect to the Borrower or Belco G.P." immediately after the reference to Section 7.1 therein.

           6. Automatic Acceleration. Section 7.3 of the Credit Agreement shall be amended by adding "with respect to the Borrower or Belco G.P." immediately after the reference to Section 7.1 therein.

           H.  Exhibits.

           1. Title Guaranty; Note; Security Agreement. The Credit Agreement shall be amended by deleting Exhibits B-1, C and F thereto and substituting, respectively, Exhibits B-1, C and F hereto therefor.

           2. Miscellaneous. The Credit Agreement shall be further amended by deleting, from the forms of Compliance Certificate, Notice of Borrowing and Notice of Conversion or Continuation attached to the Credit Agreement as Exhibits A, D and E, respectively, the signature block for LDB Corp.

           3.  Cost-Sharing Agreement; Pledge Agreement.  The Credit
Agreement shall be amended by adding Exhibits H and I hereto as Exhibits H and I, respectively, thereto.

           Section 3. Certain Releases. Subject to the satisfaction of the conditions precedent specified in Section 5 below:

           (a) Robert A. Belfer shall be released from all of his obligations under the Title Guaranty dated as of December 1,





                                Amendment No. 3

      1994 in favor of the Bank (and, upon such release, said Title Guaranty shall be of no further force and effect); and

           (b) Belco G.P. shall be released from all of its obligations under the Funding Agreement dated as of December 1, 1994 in favor of the Bank (and, upon such release, said Funding Agreement shall be of no further force and effect).

           Section 4. Representations and Warranties. The Borrower represents and warrants to the Bank that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" and "the Note" included reference to this Amendment No. 3 and to the New Note.

           Section 5. Conditions Precedent. As provided in Sections 2 and 3 above, the amendments to the Credit Agreement set forth in said Section 2 and the releases set forth in said Section 3 shall each become effective upon the satisfaction of the following conditions precedent:

           A. Execution by All Parties. This Amendment No. 3 shall have been executed and delivered by each of the parties hereto.

           B. New Note. The Borrower shall have delivered to the Bank, in exchange for the Note heretofore delivered to the Bank pursuant to Section 6(B) of Amendment No. 2 to the Credit Agreement, a new promissory note of the Borrower in substantially the form of Exhibit C to the Credit Agreement (as amended hereby), dated the date hereof, payable to the Bank in a principal amount equal to its Commitment and otherwise duly completed (the "New Note"), and the New Note shall constitute the "Note" under the Credit Agreement as amended hereby.

           C. Other Credit Documents. The Bank shall have received the following documents, each of which shall be satisfactory to it in form and substance:

               (1) Title Guaranty. The Title Guaranty in substantially the form attached as Exhibit B-1 hereto, duly executed and delivered by Belco Nevada.

               (2) Security Agreement. The Security Agreement in substantially the form of Exhibit F hereto, duly




                                Amendment No. 3
      executed and delivered by Belco G.P., Belco Wyoming and the Bank. In addition, Belco G.P. and Belco Wyoming shall have taken such action as the Bank may reasonably request to record and perfect the pledge of the ownership interests of the Borrower pledged to the Bank pursuant thereto.

           (3) Pledge Agreement. The Pledge Agreement in substantially the form of Exhibit I hereto, duly executed and delivered by Belco Finance and the Bank. In addition, Belco Finance shall have taken such action (including, without limitation, delivering to the Bank the executed Finance Note) as the Bank may reasonably request to record and perfect the pledge of the Finance Note pledged to the Bank pursuant thereto.

      D. Equity Offering, Etc. The Bank shall have received the following, each of which shall be satisfactory to it in form and substance:

           (1) Equity Offering. Evidence that Belco Nevada shall have received net cash consideration (prior to the payment of any transaction expenses) of not less than $100,000,000 representing proceeds of the issuance of an aggregate of 5,750,000 shares of common stock of Belco Nevada.

           (2) Capital Contribution to the Belco Finance. Evidence that Belco Finance shall have received a capital contribution from Belco Nevada (from the proceeds of the common stock described in paragraph (1) above) in an amount equal to $113,000,000.

           (3)  Finance Note, Etc.  Evidence that the Borrower shall have
      (x) received an inter-company loan from Belco Finance (from the proceeds of the capital contribution received by Belco Finance from Belco Nevada described in paragraph (2) above) in a principal amount equal to $113,000,000, and (y) issued the Finance Note to Belco Finance to evidence said inter-company loan.

           (4) Repayment of Advances. Evidence that the Borrower shall have repaid (or shall, simultaneously with its receipt of the proceeds from the issuance of the Finance Note, repay) to the Bank all Advances owing to the Bank under the Credit Agreement, together with interest thereon through the date of payment.


                                Amendment No. 3

     E. Other Documents. The Bank shall have received the following documents, each of which shall be satisfactory to it in form and substance:

           (1) Corporate and Partnership Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Credit Party and of all partnership and corporate authority for each Credit Party (including, without limitation, board of director resolutions and evidence of the incumbency of officers for each Credit Party) with respect to the execution, delivery and performance of the Credit Documents to which such Credit Party is a party and each other document to be delivered by each Credit Party from time to time in connection with the Credit Documents as amended hereby (and the Bank may conclusively rely on such certificate until it receives notice in writing from such Credit Party (or, in the case of the Borrower, from each General Partner) to the contrary).

           (2) Good Standing Certificates. A certificate of good standing for each Credit Party, dated a recent date, from the office of the Secretary of State of the jurisdiction of organization of such Credit Party.

           (3) Exchange Agreement Documents, Etc. Certified copies of the Exchange Agreement and the Partnership Agreement, and each amendment, modification and other supplement of each thereof, in each case as in effect on the Amendment No. 3 Effective Date.

           (4) Opinion of Counsel to Belco G.P. An opinion of Vinson & Elkins L.L.P. or such other legal counsel to Belco G.P. as may be satisfactory to the Bank (and Belco G.P. hereby instructs such counsel to deliver such opinion to the Bank).

           (5) Other Documents. Such other documents as the Bank may reasonably request.

     F. Fees and Expenses. The Bank shall have received evidence satisfactory to it that all fees and expenses that the Borrower shall have heretofore agreed to pay in connection with this Amendment No. 3 (including, without limitation, the fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Bank, in connection with the negotiation, preparation, execution and



                                Amendment No. 3
      delivery of this Amendment No. 3 and the New Note) shall have been paid.

           Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

                                            BELCO ENERGY L.P.

                                            By:   BELCO OIL & GAS CORP., a
                                                    Delaware corporation and its
                                                    general partner


                                                  By: Robert A. Belfer
                                                      -------------------------
                                                      Title: Robert A. Belfer
                                                             President


                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)


                                            By: Andrew Oram
                                                -------------------------------
                                                Title: Vice President



                                Amendment No. 3

                                                               [EXECUTION COPY]


                                 TITLE GUARANTY

     This Title Guaranty is dated as of March 29, 1996 ("Agreement") and is made by Belco Oil & Gas Corp., a Nevada corporation ("Guarantor"), in favor of The Chase Manhattan Bank, N.A. ("Bank").

                                  INTRODUCTION

     This Agreement is given in connection with the Credit Agreement dated as of December 1, 1994 (as the same may be modified from time to time, the "Credit Agreement"), among the Belco Energy, L.P., a Delaware limited partnership ("Borrower"), and the Bank. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. As a condition precedent to Amendment No. 3 to the Credit Agreement and to the extension of credit thereunder, the Bank requires the Guarantor to enter into this Agreement. The Guarantor believes that it will obtain substantial direct and indirect benefit from the credit extended to the Borrower by the Bank under the Credit Agreement.

     In consideration of the foregoing and for other valuable consideration received, the Guarantor agrees as follows:

     Section 1.  Title Guaranty.

     1.1 The Guarantor irrevocably agrees to defend, indemnify and hold the Bank harmless from any damages, losses, expenses and costs, up to but not to exceed an aggregate amount not to exceed the Title Guarantee Amount (as hereinafter defined), incurred by the Bank as a result of the failure of the Borrower from time to time to have the Gross Working Interests and Net Revenue Interests represented by the Borrower in Section 4.13 of the Credit Agreement to those Proved Oil and Gas Properties for which the Bank has not received Acceptable Title Opinions (the "Guaranteed Obligations"). This is a guaranty of payment and not merely a guaranty of collection, and the Guarantor is liable as a primary obligor. If any of the Guaranteed Obligations are not punctually paid when due, the


                               Title Guaranty

Guarantor shall immediately pay to the Borrower the full amount due.

     1.2 This Agreement shall continue to be effective or be reinstated, as the case may be, if any payment on the Guaranteed Obligations must be refunded for any reason including any bankruptcy proceeding. It is the intention of the Guarantor that the Guarantor's obligations hereunder shall not be discharged except by final payment of the Guaranteed Obligations.

     1.3 The term "Title Guarantee Amount" shall initially mean the "Title Guarantee Amount" as in effect under the Title Guaranty dated as of December 1, 1994 made by Robert A. Belfer in favor of the Bank immediately prior to the termination and release of said Title Guaranty on the date hereof. The Title Guarantee Amount shall be (a) increased by the value in the Borrowing Base of the Proved Oil and Gas Properties set forth in a notice to the Bank from the Guarantor that the Guarantor elects to so increase the Title Guarantee Amount by the value of such Proved Oil and Gas Properties and (b) decreased by the value of a Proved Oil and Gas Property in the Borrowing Base which was not previously covered by an Acceptable Title Opinion for which the Borrower provides the Bank an Acceptable Title Opinion covering such Proved Oil and Gas Property.

     1.4 From time to time at the request of the Guarantor the Bank will notify the Guarantor of the Proved Oil and Gas Properties for which the Bank has not received Acceptable Title Opinions and the reason why any title opinion which the Bank has received is not considered to be an Acceptable Title Opinion.

     Section 2.  Guaranty Absolute.

     2.1 There are no conditions precedent to the enforcement of this Agreement, except as expressly contained herein. It shall not be necessary for the Bank, in order to enforce payment by the Guarantor under this Agreement, to show proof of any default by any of the partners of the Borrower, to exhaust the Borrower's or the Bank's remedies against any of the partners of the Borrower, to enforce any support for the payment of the Guaranteed Obligations, or to enforce any other means of obtaining payment of the Guaranteed Obligations. The Guarantor


                               Title Guaranty
waives any rights under Chapter 34 of the Texas Business and Commerce Code related to the foregoing. Neither the Borrower nor the Bank shall be required to mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations.

           2.2 The Guarantor agrees that the Guarantor's obligations under this Agreement shall not be released, diminished, or impaired by, and waives any rights which the Guarantor might otherwise have which relate to:

           (a) Any lack of validity or enforceability of the Guaranteed Obligations, the Partnership Agreement, the Credit Documents, or any other agreement or instrument relating thereto;

           (b) Any increase, reduction, extension, or rearrangement of the Obligations or the Guaranteed Obligations, any amendment, supplement, or other modification of the Partnership Agreement or the Credit Documents, or any waiver or consent granted under the Partnership Agreement or the Credit Documents, including waivers of the payment and performance of the Obligations or the Guaranteed Obligations;

           (c) Any full or partial release of any of the partners of the Borrower for the payment of the Guaranteed Obligations;

           (d) Any change in the organization or structure of the Borrower or any other Credit Party, or the insolvency, bankruptcy, liquidation, or dissolution of the Borrower or any other Credit Party;

           (e) The failure to give notice of the occurrence of any of the events or actions referred to in this Section 2.2, notice of any Default or Event of Default, notice of intent to demand, notice of demand, notice of presentment for payment, notice of nonpayment, notice of intent to protest, notice of protest, notice of grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of bringing of suit, notice of sale or


                                 Title Guaranty
      foreclosure of any collateral for the Obligations, notice of the Bank's transfer of the Obligations, notice of the financial condition of or other circumstances regarding the Borrower or any other Credit Party, or any other notice of any kind relating to the Obligations or the Guaranteed Obligations (and the parties intend that the Guarantor shall not be considered a "Debtor" as defined in Section 9.105 of the Texas Business and Commerce Code for the purpose of notices required to be given to a Debtor thereunder, should such section apply); and

           (f) Any other action taken or omitted which affects the Obligations or the Guaranteed Obligations, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof. It is the unambiguous and unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not particularly described herein.

           Section 3.  Subrogation.

           3.1 Until the irrevocable payment in full of the Obligations, the Guarantor shall take no action pursuant to any rights which it may acquire against the Borrower, including any right of subrogation (including any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. Section 509, or under Chapter 34 of the Texas Business and Commerce
Code), contribution, indemnification, reimbursement, exoneration, or any right to participate in any claim or remedy of the Bank against the Borrower or the Bank against any collateral for the Obligations. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be immediately turned over to the Bank.

           Section 4. Representations, Warranties, and Covenants of Guarantor. The Guarantor represents and warrants to (and with


                                 Title Guaranty
each extension of credit under the Credit Agreement again represents and warrants to) and agrees with the Bank as follows:

     4.1 The execution, delivery, and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated hereby do not contravene any law or any contractual restriction binding on or affecting the Guarantor.

     4.2 No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery, and performance by the Guarantor of this Agreement or the consummation of the transactions contemplated hereby.

     4.3 This Agreement has been duly executed and delivered by the Guarantor. This Agreement is the legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity.

     Section 5.  Miscellaneous.

     5.1 The Guarantor agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any, of the Bank and the Borrower (including, without limitation, reasonable counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement.

     5.2 THE GUARANTOR SHALL INDEMNIFY THE BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, OR DAMAGES WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THEM IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THIS AGREEMENT (INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED'S OWN NEGLIGENCE), BUT EXCLUDING ANY SUCH LOSSES,


                                 Title Guaranty

LIABILITIES, CLAIMS, DAMAGES, OR EXPENSES INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED.

     5.3 This Agreement shall be governed by the laws of the State of New York. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. The Bank's and the Borrower's remedies under this Agreement shall be cumulative, and no delay in enforcing this Agreement shall act as a waiver of the Bank's rights hereunder. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. The Bank may assign its rights and delegate its duties under this Agreement. This Agreement may be executed in multiple counterparts which together shall constitute one and the same agreement. Unless otherwise specified, all notices provided for in this Agreement shall be in writing, delivered to the following addresses or to such other address as shall be designated by one party in writing to the other parties:


to the Bank:       The Chase Manhattan Bank, N.A.
                   One Chase Plaza, Third Floor
                   New York, New York  10081
                   Attn: Mr. Andy Oram, Global Petroleum
                   Fax:  (212) 552-1687

     and:          The Chase Manhattan Bank, N.A.
                   2 Chase Plaza, Fifth Floor
                   New York, New York  10081
                   Attn: Ms. Jackie Reid
                   Fax:  (212) 552-4455

to the Guarantor:  Belco Oil & Gas Corp.
                   767 Fifth Avenue, 46th Floor
                   New York, New York  10153
                   telecopier:  (212) 644-2230.


Notice sent by telecopy shall be deemed to be given and received when receipt of such transmission is acknowledged, and delivered notice shall be deemed to be given and received when receipted


                                 Title Guaranty
for by, or actually received by, an authorized officer of the receiving party.

     THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE GUARANTOR HEREBY AGREES THAT SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED IN THIS AGREEMENT. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHTS OF THE BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. THE GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING REFERRED TO HEREIN ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

     THE GUARANTOR AND THE BANK HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                                 Title Guaranty

     EXECUTED as of the date first above written.

                                  BELCO OIL & GAS CORP., a Nevada
                                    corporation


                                  By:______________________________
                                     Title:


                                 Title Guaranty

                                PROMISSORY NOTE

$40,000,000                     New York, New York                March 29, 1996

     For value received, the undersigned Belco Energy L.P., a Delaware limited partnership ("Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK, N.A. ("Bank"), the principal amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000) or, if less, the aggregate outstanding principal amount of each Advance (as defined in the Credit Agreement referred to below) made by the Bank to the Borrower, together with accrued but unpaid interest on the principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of, and is subject to the terms of, the Credit Agreement dated as of December 1, 1994 (as the same may be modified from time to time, the "Credit Agreement"), between the Borrower and the Bank. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate outstanding amount not to exceed the amount of this Note, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events stated in the Credit Agreement and for prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to the Bank as specified in the Credit Agreement. The Bank shall record all Advances and payments of principal made under this Note, but no failure of the Bank to make such recordings shall affect the Borrower's repayment obligations under this Note.

     It is contemplated that because of prepayments there may be times when no indebtedness is owed under this Note. Notwithstanding such prepayments, this Note shall remain valid and shall be in force as to Advances made pursuant to the Credit Agreement after such prepayments.

     It is the intention of the Bank and the Borrower to conform strictly to any applicable usury laws. Accordingly, the terms of the Credit Agreement relating to the prevention of usury will be strictly followed.

     EXECUTED as of the date first above written.

                     BELCO ENERGY L.P.


                     By:  Belco Oil & Gas Corp., a Delaware corporation and its
                            General Partner



                    By:________________________________
                        Robert A. Belfer
                        President


                                Promissory Note

                                                                [EXECUTION COPY]


                    AMENDED AND RESTATED SECURITY AGREEMENT

     This Amended and Restated Security Agreement (this "Security Agreement") is executed and delivered as of March 29, 1996 by each of the undersigned, being (as of the date hereof) all of the general partners and limited partners of Belco Energy L.P. (the "Partnership", and each partner is referred to herein individually as a "Partner" and collectively as the "Partners") to The Chase Manhattan Bank, N.A. (the "Bank") in connection with Amendment No. 3 dated as of March 29, 1996 ("Amendment No. 3") to the Credit Agreement dated as of December 1, 1994, between the Partnership and the Bank (as amended (including by said Amendment No. 3, the "Credit Agreement"). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     Belco Oil & Gas Corp., a Delaware corporation ("Belco Delaware" or "Belco G.P."); the former partners of the Partnership identified on Annex 1 hereto under the caption "Released Partners" (each such released partner, the "Released Partner" and, collectively, the "Released Partners"); and the Bank are parties to the Security Agreement dated as of December 1, 1994 (as heretofore modified and supplemented and in effect on the date of this Agreement, the "Existing Security Agreement") providing, subject to the terms and conditions thereof, for the pledge by Belco Delaware and each of the Released Partners to the Bank of all of the "Collateral" referred to therein to secure the performance and payment of all of the Obligations. Pursuant to the Exchange Agreement, the Released Partners have assigned all of their limited partnership interests in the Partnership to Belco Nevada, and Belco Nevada has assigned all of such interests to BOG Wyoming, Inc., a Wyoming corporation ("Belco Wyoming").

     Belco Wyoming wishes to assume the obligations of the Released Partners under the Existing Security Agreement, Belco Delaware wishes to confirm its obligations under the Existing Security Agreement, and Belco Delaware and Belco Wyoming wish to amend the Existing Security Agreement in certain other respects, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree that, subject to the satisfaction


                    Amended and Restated Security Agreement
of the conditions precedent set forth in Section 4 of Amendment No. 3, but effective as of the date hereof, the Existing Security Agreement shall be amended and restated as follows:

     Section 1.  Collateral and Obligations.

     To secure the performance and payment of all of the Obligations, each of the Partners hereby pledges and grants to the Bank (and, without limiting the foregoing, Belco Delaware hereby confirms its pledge and grant to the Bank under the Existing Security Agreement of) a security interest in the following (all such property, proceeds, products, increases, rents, lease payments, profits, substitutions, replacements, renewals, additions, amendments and accessions are hereinafter collectively called the "Collateral"):

           (a) Each Partner's distributive share of profits, income, distributions, surplus and cash proceeds received by, or owing to, such Partner in connection with its interest in the Partnership;

           (b) each Partner's distributive share of specific Properties and assets of the Partnership on dissolution or otherwise;

           (c) any and all other rights of every kind and character in and to the Partnership and under the Partnership Agreement for the Partnership; and

           (d) all proceeds, products, increases, rents, profits, substitutions, replacements, renewals, additions, amendments and accessions of, to or for the rights described in clauses (a), (b) or (c), including without limitation any money, securities, rights to subscribe, liquidating dividends, cash dividends and other dividends, distributions, assets and rights which Partner or any other person may hereafter become entitled to receive on account of securities or partnership interests pledged hereunder.

     Section II.  Partners' Representations, Warranties and Agreements.


                    Amended and Restated Security Agreement

     Each Partner hereby represents and warrants to the Bank and agrees that:

     1. The address of such Partner's place of business, residence, chief executive office and office where the Partner keeps its records concerning its accounts, contract rights and general intangibles, is as set forth beside such Partner's signature on this Security Agreement. Such Partner shall immediately notify the Bank of any discontinuance of or change in such address, any change in the location of its place of business, residence, chief executive office or office where it keeps such records, and any change in its name. Except as previously disclosed to the Bank in writing, there has been no change in such address, no change in the location of its place of business, residence, chief executive office or office where it keeps such records and no change in such Partner's name during the four months immediately preceding the date of this Security Agreement.

     2. Each Partner that is a corporation is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power to own its interest in the Partnership. No financing statement or other writing showing any lien on or security interest in the Collateral except that of the Bank is or will be outstanding or on file in any public office. Such Partner has good and marketable title to the Collateral, subject only to the security interest of the Bank and subject to no other security interest, encumbrance or restriction whatsoever. Such Partner has full power and lawful authority to sell and assign the Collateral and to grant to the Bank a first and prior security interest therein as herein provided, and such Partner will defend the Collateral against the claims and demands of all third persons.

     3. The Bank shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall the Bank have any duty or responsibility whatsoever to take necessary steps to preserve rights against prior parties. Protest and all demands and notices of any action taken by the Bank under this Security Agreement, or in connection with any Collateral, except


                    Amended and Restated Security Agreement
as otherwise provided in this Security Agreement, are hereby waived by such Partner, and any indulgence of the Bank, substitution for, exchange of or release of any person liable on the Collateral is hereby assented and consented to. At all times such Partner shall bear all risk of loss with respect to the Collateral.

     4. Without the prior written consent of the Bank, the Collateral will not be sold, or otherwise transferred or disposed of by such Partner, or be subjected to any unpaid charge, including taxes, or to any subsequent interest of a third person created or suffered by such Partner voluntarily or involuntarily. Such Partner will do, make, procure, execute and deliver all acts, things, writings and assurances as the Bank may at any time reasonably request to protect, assure or enforce its interest, rights and remedies created by or arising in connection with this Security Agreement, including, without limitation, the execution of financing statements.

     5. The execution, delivery and performance of this Security Agreement and all other instruments and agreements executed by such Partner are within such Partner's power and authority, are not in contravention of law or any charter, bylaws or other incorporation papers, or any indenture, agreement or undertaking to which such Partner is a party or by which such Partner is bound. Such Partner is and will remain duly organized and existing under the laws of the state of its incorporation.

     6. Such Partner agrees that in performing any act under this Security Agreement and any note, guaranty agreement or other obligation secured hereby, time shall be of the essence and the Bank's acceptance of partial or delinquent payments, or failure of the Bank to exercise any right or remedy, shall not be a waiver of any obligation of such Partner or right of the Bank or constitute a waiver of any similar or dissimilar default subsequently occurring.

     Section III.  Rights of the Bank.

     1. The Bank may, in its discretion, at any time an Event of Default exists: (i) terminate, on notice to such


                    Amended and Restated Security Agreement

Partner, such Partner's authority to sell or otherwise transfer any Collateral as to which such authority has been given; (ii) take control of proceeds and use cash proceeds to reduce any part of the obligations secured hereby, in such order as it elects, whether or not due and payable; (iii) bring any action at law or in equity to protect its interest in the Collateral; and (iv) make demand for payment of, file suit on, make any compromise or settlement with respect to, collect, compromise, endorse or otherwise deal with the Collateral in its own name or the name of such Partner. At anytime an Event of Default exists, the Bank may exercise all voting rights (and control rights) appertaining to any of the Collateral.

     2. At its option, the Bank may make payments to discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral and take any other action necessary to obtain, preserve, and enforce the security interest and the rights and remedies granted in this Security Agreement and maintain and preserve the Collateral. Such payments and any other expenses incurred by the Bank in taking such action shall become part of the indebtedness secured by this Security Agreement. Such Partner agrees to reimburse the Bank on demand for any such payments made or expenses incurred by the Bank, plus interest thereon at the maximum rate permitted by applicable law.

     3. At any time an Event of Default exists, the Bank may declare all obligations secured hereby immediately due and payable and shall have the rights and remedies of a secured party under the Uniform Commercial Code of New York including without limitation the right to sell, lease or otherwise dispose of any or all of the Collateral in any manner allowed by such Uniform Commercial Code. The Bank may require such Partner to assemble the Collateral and make it available to the Bank at a place to be designated which is reasonably convenient for both parties; and the Bank shall have the right to take possession, with or without prior notice to such Partner, of all or any part of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will send such Partner reasonable notice of the time and place of any public sale or other


                    Amended and Restated Security Agreement
disposition thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is deposited in the U.S. Mail, postage prepaid, addressed to such Partner at the address set forth beside such Partner's signature on this Security Agreement at least ten days before the time of the sale or disposition. The Collateral may be sold, leased or otherwise disposed of as an entirety or in such parcels as the Bank may elect, and it shall not be necessary for the Bank to have actual possession of the Collateral or to have it present when the sale, lease or other disposition is made. The Bank may deliver to the purchasers or transferees of the Collateral a bill of sale or transfer, binding such Partner forever to warrant and defend title to such Collateral.

     4. The Bank may remedy any default and may waive any default without waiving the requirement that the default be remedied and without waiving any other default. The remedies of the Bank are cumulative, and the exercise or partial exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of the Bank. No delay of the Bank in exercising any power or right shall operate as a waiver thereof. The Bank's failure to assert a security interest on all or any portion of the Collateral at any time, does not waive any security interest, any right of the Bank to assert any security interest or any other right, power or remedy of the Bank with respect to the Collateral as to which the Bank has failed to assert a security interest or any other Collateral.

     5. This Security Agreement, the Bank's rights hereunder or the indebtedness hereby secured may not be assigned, except as permitted by the terms of the Credit Agreement.

     6. At any time an Event of Default exists, the Bank may execute, sign, endorse, transfer or deliver in its own name or in the name of such Partner, notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents necessary to evidence, perfect or realize upon the


                    Amended and Restated Security Agreement
security interest and obligations created by this Security Agreement.

     Section IV.  Additional Agreements.

     1. The division of this Security Agreement into sections and subsections has been made for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Security Agreement. This Security Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to any principles of conflicts of laws.

     2. If any provision of this Security Agreement is rendered or declared invalid, illegal or ineffective by reason of any existing or subsequently enacted legislation or by decree of a court of competent jurisdiction, such legislation or decree shall not impair, invalidate or nullify the remainder of the Security Agreement which shall remain in full force and effect.

     3. No modification, variation or amendment of or to this Security Agreement shall be effective unless in writing signed by each Partner and the Bank.

     4. Any notice or demand to a Partner hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in the U.S. Mail, in writing, duly stamped and addressed to such Partner at the address set forth beside such Partner's signature on this Security Agreement, or at such other address as may be designated to the Bank by such Partner in a writing that is actually received by the Bank and that is mailed by certified mail, return receipt requested, to the Bank at One Chase Plaza, New York, New York 10081 or at such other address as the Bank may designate to such Partner in writing. Actual notice to such Partner, however given or received, shall always be effective. Notwithstanding anything contained in this Security Agreement to the contrary, nothing contained in this Security Agreement or any other document executed in connection herewith shall be construed as impairing or limiting the right of the Bank to demand from the


                    Amended and Restated Security Agreement

Borrower at any time payment in full of any indebtedness secured hereby which is due and payable on demand.

     5. Notwithstanding anything to the contrary contained herein, it is understood and agreed that the liability of each Partner (except for Belco G.P.) for the obligations secured hereby is limited to its interest in the Collateral described herein and no such Partner shall have any other liability or obligation in connection herewith. The liability of Belco G.P. is limited as provided in Section 2.12 of the Credit Agreement.

     Section V.  Release and Termination.

     Subject to the execution and delivery hereof by Belco Delaware, Belco Wyoming and the Bank, and the satisfaction of the other conditions precedent set forth in Section 4 of Amendment No. 3, but effective as of the date hereof, the Bank hereby releases all Liens granted to it by the Released Partners under the Existing Security Agreement.


                    Amended and Restated Security Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                               BELCO OIL & GAS CORP., a Delaware
                                corporation



                               By___________________________
                                 Title:

                               Address for Notices:

                               Belco Oil & Gas Corp.
                               767 Fifth Avenue, 46th Floor
                               New York, New York  10153
                               Attention:
                               Telecopier:


                               BOG WYOMING, INC.



                               By___________________________
                                 Title:

                               Address for Notices:

                               BOG Wyoming, Inc.
                               c/o Belco Oil & Gas Corp.
                               767 Fifth Avenue, 46th Floor
                               New York, New York  10153
                               Attention:
                               Telecopier:





                    Amended and Restated Security Agreement

                               THE CHASE MANHATTAN BANK, N.A.



                               By ________________________
                               Title:










                    Amended and Restated Security Agreement

                                                                      ANNEX 1 to
                                                              Security Agreement


                               RELEASED PARTNERS


Name of Released Partner

GENERAL PARTNER:

LDB Corp.


CLASS A LIMITED PARTNERS:

Robert A. Belfer

Renee E. Belfer

Belco Energy Corp.


CLASS B LIMITED PARTNERS:

Laurence D. Belfer

Elizabeth K. Belfer

Renee E. Belfer and Richard Ruben as Trustees of the Grantor Trust Agreement dated November 30,
     1983 (Grantor Trust)

Laurence D. Belfer as Trustee of the Robert
     A. Belfer 1990 Family Trust under the
     Trust Agreement dated December 3, 1990
     (Belfer Family Trust)

Robert A. Belfer and Renee E. Belfer as
     Trustees of the trust f/b/o Rachelle L.
     Belfer under the Trust Agreement dated
     December 18, 1964 (T-2)

Renee E. Belfer as Trustee of the trust f/b/o


                                    Annex 1

     Rachelle L. Belfer under the Trust
     Agreement dated March 5, 1976 (T-3)

Robert A. Belfer and Renee E. Belfer as
     Trustees of the trust f/b/o Laurence D.
     Belfer under the Trust Agreement dated
     September 30, 1966 (T-4)

Name of Released Partner

Renee E. Belfer as Trustee of the trust f/b/o
     Laurence D. Belfer under the Trust
     Agreement dated March 5, 1976 (T-5)

Robert A. Belfer and Renee E. Belfer as
     Trustees of the trust f/b/o Elizabeth K.
     Belfer under the Trust Agreement dated
     December 30, 1971 (T-6)

Renee E. Belfer as Trustee of the trust f/b/o
     Elizabeth K. Belfer under the Trust
     Agreement dated March 5, 1976 (T-7)

Robert A. Belfer as Trustee of the trust f/b/o
     Renee E. Belfer under the Trust
     Agreement dated June 29, 1965 (T-8)

Robert A. Belfer as Trustee of the Laurence
     D. Belfer Descendant's Trust under the
     Will of Arthur B. Belfer (LDB DT)

Robert A. Belfer as Trustee of the Rachelle
     B. Malkin Descendant's Trust under the
     Will of Arthur B. Belfer (RBM DT)

Robert A. Belfer as Trustee of the Elizabeth
     K. Belfer Descendant's Trust under the
     Will of Arthur B. Belfer (EKB DT)


CLASS S LIMITED PARTNER:

Saltz Investment Group


                                    Annex 1

                       INTERCOMPANY SERVICES AGREEMENT


     This InterCompany Services Agreement (this "Agreement") executed this day of March, 1996, but effective as of the Effective Date (hereafter defined) is entered into between Belco Oil & Gas Corp., a Delaware corporation ("Belco-Delaware"), Belco Energy L.P., a Delaware limited partnership, Belco Oil & Gas Corp., a Nevada corporation ("Belco-Nevada"), Gin Lane Company, a Delaware corporation, Belco Finance Co., a Wyoming corporation, BOG Wyoming, Inc., a Wyoming corporation, and any other direct or indirect subsidiary of Belco Nevada that becomes a party to this Agreement pursuant to the provisions of Section 10.1 hereto. The parties hereto other than Belco-Delaware are collectively referred to herein as the "Affiliates".

     Recitals:

     The Affiliates desire to obtain Belco-Delaware's services in connection with financial and personnel matters. Belco-Delaware is willing to perform such services on the terms and subject to the conditions hereafter set forth.

     Agreements:

     Section 1. Definitions.

     For the purposes of this Agreement, the following terms shall have the meanings hereby ascribed:

     1.1 The term "Cost Share" shall mean, with respect to any Party, a fraction the numerator of which is the Gross Revenues received by such Party during the then current term of this Agreement, and the denominator of which is the sum of the Gross Revenues received by all of the Parties during such term. If this Agreement is extended for one or more renewal terms pursuant to the provisions of Section 4.1, a separate calculation of Cost Shares shall be made with respect to each renewal term in accordance with the foregoing definition based upon Gross Revenues received during such renewal term.

     1.2 The term "Effective Date" shall mean the date of the closing of the initial public offering of common stock of Belco-Nevada.

     1.3 The term "General and Administrative Expenses" shall mean all reasonable and appropriate general and administrative overhead costs paid by Belco-Delaware during the current term of this Agreement in connection with the management of the businesses of the Parties. Such term shall include, but not be limited to, the following costs:

           (i) The salaries and direct and indirect payroll expenses (including bonuses) of all executives and other employees of Belco-Delaware;

           (ii) Rent and associated charges attributable to the operation of the offices of Belco-Delaware, including office furnishings and equipment, telephones, utilities, parking, property taxes;

           (iii) The cost of all office supplies, including stationery, drafting materials and other miscellaneous office supplies for the offices of Belco-Delaware;

           (iv) All transportation and travel expenses for employees of Belco-Delaware, including the expenses of all vehicles used by such employees, commercial airfares, lodging and dining expenses, car rental and parking fees; and

           (v) Legal, accounting and administrative fees and expenses.

     1.4 The term "Gross Revenues" shall mean, with respect to any Party, the gross revenues of such Party during the applicable period determined in accordance with generally accepted accounting principles. The Gross Revenues of Belco-Delaware shall not include any Service Fees or other payments received hereunder.

     1.5 The term "Parties" shall mean Belco-Delaware and the Affiliates.

     1.6 The term "Service Fee" is defined in Section 3.1.

     1.7 The term "Services" shall mean financial, personnel and other services performed for the Affiliates pursuant to this Agreement. Such term shall exclude services furnished to the Affiliates under other agreements.

     Section 2. Services to be Performed by Belco-Delaware.

     2.1 Upon the terms and subject to the conditions and limitations hereinafter set forth, Belco-Delaware agrees, commencing on the Effective Date, to perform the Services on behalf of the Affiliates.

     2.2 The Services to be performed by Belco-Delaware shall include all reasonable financial and personnel services requested by an Affiliate, including without limitation, the following:

           (a) Financial Services. Belco-Delaware shall deposit into its Operating Account funds which Belco-Delaware receives on behalf of any Affiliate, and Belco-Delaware shall cause such funds to be disbursed from such account upon the direction of the respective Affiliate. Belco-Delaware will maintain accurate books and records of the amounts deposited into and disbursed from such account and will not disburse any amount from such account on behalf of any Affiliate in excess of the amount currently held in such account attributable to such Affiliate.

           (b) Personnel Services. Belco-Delaware will provide such executive, managerial, technical and other personnel as are requested by any Affiliate for the operation of its business.

           (c) Books and records. Belco-Delaware will maintain the financial books and records of each Affiliate. Belco-Delaware will make available to each Affiliate and its representatives and designees, at Belco-Delaware's principal office in New York, New York, and at reasonable times, for examination and transcription, the books of accounting and all other records maintained by Belco-Delaware relating to or reflecting the conduct of such Affiliate's business; and Belco-Delaware will provide to each Affiliate such other information in Belco-Delaware's possession with respect to each Affiliate's business as such Affiliate, its representatives or designees may reasonably request.

           (d) Notices. Belco-Delaware shall cause all material notices from third parties received by Belco-Delaware affecting the obligations and responsibilities of any Affiliate hereunder to be directed or forwarded to the appropriate Affiliates. Belco-Delaware shall promptly notify the appropriate Affiliate of any suit, proceeding or action commenced or taken against such Affiliate or Belco-Delaware which may be related to such Affiliate's business and will assist in the defense of such suits as directed by such Affiliate and at the expense of such Affiliate.

           (e) Tax Returns. Belco-Delaware shall cause the preparation of all federal, state and local income, sales, employer's, franchise and other tax returns required to be filed by each Affiliate and shall deliver such returns to the appropriate Affiliate for execution and filing by such Affiliate within the time periods required by law.

           (f) Outside Professionals and Consultants; Legal Services. Belco-Delaware will recommend and coordinate the employment (at the expense of the Affiliates) of such outside auditors, attorneys, petroleum engineers, and consultants as Belco-Delaware deems appropriate for the conduct of the business of the Affiliates.

     2.3 Belco-Delaware in its operations under this Agreement is an independent contractor. Belco-Delaware shall determine the number of its employees, their selection and the hours of labor and the compensation for services to be paid them in connection with its operations pursuant to this Agreement.

     2.4 In connection with performing the Services, Belco-Delaware will make available to the Affiliates such of Belco-Delaware's technical, professional and other personnel as Belco-Delaware deems necessary to fulfill its obligations hereunder.

     Section 3. Compensation of Belco-Delaware.

     3.1 As compensation for the Services during each one year term of this Agreement, each Affiliate shall pay Belco-Delaware its respective Cost Share of the General and Administrative Expenses of Belco-Delaware (the "Service Fee"). The Service Fee shall be due and payable monthly based on estimates made by Belco-Delaware of the Gross Revenues of each Party for the current term of this Agreement and the estimated General and Administrative Expenses for such period. As soon as the actual Gross Revenues of each Party and the actual General and Administrative Expenses for any term are determined, the Parties will make appropriate adjustments to the payments made for such term. Payment of the estimated Service Fee by the Affiliates for each month and any adjustment to any payment previously made shall be due within five (5) days after receipt of invoice from Belco-Delaware. In no event shall the Service Fee paid by any Party exceed the maximum amount which such party is permitted to pay under any credit agreement to which it is a party, but any portion of any Service Fee that any Party is not permitted to pay pursuant to its credit agreement shall accrue and be payable if and when permitted under the terms of the credit agreement.


     3.2 All costs and expenses incurred in connection with the initial public offering of common stock of Belco Oil & Gas Corp., a Nevada corporation, shall be borne and paid by Belco Energy L.P. notwithstanding anything to the contrary contained herein.

     3.3 Any Service Fees or other amounts payable to Belco-Delaware pursuant to this Agreement not paid when due shall be subject to a late payment penalty equal to (i) the prime rate announced from time to time by The Chase Manhattan Bank, N.A., plus two percent (2%) per annum, or (ii) the maximum lawful non-usurious rate of interest from time to time, whichever is lower.

     Section 4. Term; Termination.

     4.1 The initial term of this Agreement shall commence on the Effective Date and end on December 31, 1996, unless sooner terminated. Thereafter, the Agreement shall be automatically renewed for successive one-year terms unless any Party hereto gives the other Parties written notice, not less than thirty
(30) days prior to the end of the then current term, of its intention to terminate this Agreement with respect to its interest at the end of the then current term. Any Party may terminate this Agreement with respect to its interest at any time by notifying the other Parties of its intention to terminate, in which case the Agreement will terminate with respect to such Party thirty (30) days after the other Parties' receipt of such notice.

     4.2 Termination of this Agreement shall not relieve Party of any obligation or liability which arose prior to such termination.

     Section 5. Standard of Conduct; Disclaimers; Indemnification.

     5.1 Standard of Conduct. Belco-Delaware (together with its officers, directors, employees, agents and independent contractors) shall never be held liable or responsible to any other Party hereto for, nor shall the obligations of any other Party hereunder to bear liabilities be diminished by, the negligence of Belco-Delaware or its officers, directors, employees, agents or independent contractors; provided, however, Belco-Delaware shall be liable to the Affiliates only for its gross negligence, willful misconduct or bad faith. In no event shall Belco-Delaware be liable to the Affiliates for any indirect, special or consequential damages or lost profits resulting from any error in the performance of the Services or the breach of this Agreement by Belco-Delaware.

     5.2 Disclaimers. Belco-Delaware makes no warranties, express or implied, with respect to the nature, quantity or quality of the Services to be performed hereunder.

     Section 6. Parties in Interest.

     The Parties hereto agree that this Agreement is binding upon and is for the exclusive benefit of the Parties hereto and their respective successors and permitted assigns, and confers no rights or remedies upon any person other than the Parties hereto, their successors and permitted assigns. Without the consent of the other Parties hereto, the Affiliates and Belco-Delaware may not assign their rights or obligations under this Agreement to any other person except (i) to an Affiliate of such Party, or (ii) to a corporation or other entity into which such assigning Party is merged or to which substantially all of the assets of assigning Party are transferred.

     Section 7. Power of Attorney. Each Affiliate hereby appoints
Belco-Delaware as such Affiliate's attorney-in-fact and agent for the limited purposes described below. Belco-Delaware shall have the power

           (a) to do business with banks or other depositories deemed proper by Belco-Delaware, and particularly to deposit or endorse all checks, drafts, bills of exchange, promissory notes, certificates of deposit, and other securities for money payable or belonging to such Affiliate or under the custody of such Affiliate, and to collect the proceeds;

           (b) to sign checks on all accounts standing in such Affiliate's names, to withdraw funds from such accounts, and to open accounts;

           (c) to make such payments and expenditures as may be necessary in connection with any of the foregoing matters; and

           (d) to invest all sums of money which shall come to Belco-Delaware's hands as such Affiliate's agent in debt instruments (including certificates of deposit, demand and time deposits, and commercial paper) issued by federal, state or local agencies, financial institutions or major corporations, with maturities of not more than 180 days.

Nothing contained herein shall be construed to authorize Belco-Delaware to cause any Party to violate any credit agreement to which such Party is a party.

     Section 8. Notices.

     8.1 Any notice, consent or other communication pursuant to this Agreement may be given orally (in person or by telephone) or in writing. If given orally, any such communication must be confirmed in writing in accordance with the procedures applicable to written communications provided below and, if so confirmed, shall be deemed to have been duly given when communicated to a responsible representative of the Party to whom the communication is directed. If given in writing, such communication shall be deemed to have been duly given when personally delivered, or at the expiration of two business days after the time when mailed by United States certified mail, return receipt requested, postage pre-paid, to the following persons and addresses:

     If to Belco-Delaware:
                                  Belco Oil & Gas Corp., a Delaware corporation 767 Fifth Avenue, 46th Floor
                                  New York, New York 10153

     If to any of the Affiliates:

                                  addressed to the Affiliate
                                  767 Fifth Avenue, 46th Floor
                                  New York, New York 10153

     8.2 The addresses to which communications are to be mailed, if mailed, may be changed by any Party by notice in accordance with this Section 8.

     Section 9. Other Agreements. The Parties hereto are parties to other agreements and instruments between one another and with third parties, including without limitation, operating agreements, partnership agreements, service agreements and other agreements and instruments. The terms and provisions of this Agreement are not intended to amend or revise in any manner the rights and obligations of the Parties under such other agreements and instruments.

     Section 10. Miscellaneous.

     10.1 Additional Parties. Any direct or indirect subsidiary of Belco-Nevada may become a Party to this Agreement by executing and delivering to Belco-Delaware an instrument adopting and ratifying all of the terms and provisions of this Agreement and agreeing to be bound by the terms hereof.

     10.2 Non-Waiver. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof or a continuation of the waiver. Each Party shall be entitled to rely upon one or more provisions of this Agreement without waiving any right to rely upon any other provision at the same time or at any other time.

     10.3 Headings. The headings of sections and subsections of this Agreement are merely for convenience of reference, have no substantive significance, and shall be disregarded in the interpretation of this Agreement.

     10.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     10.5 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

     10.6 Relationship. Nothing contained herein shall be deemed to constitute the Parties hereto as partners or joint venturers. The Parties agree and stipulate that no Party shall owe any fiduciary duty hereunder to the other Parties under this Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed effective as of the Effective Date.


                             BELCO OIL & GAS CORP., a
                             Delaware corporation


                             By: _____________________________________
                             Name: ___________________________________
                             Title: __________________________________


                             BELCO ENERGY L.P., a Delaware
                             limited partnership


                             By: _____________________________________
                             Name: ___________________________________
                             Title: __________________________________


                             BELCO OIL & GAS CORP., a Nevada
                             corporation


                             By: _____________________________________
                             Name: ___________________________________
                             Title: __________________________________



                             GIN LANE COMPANY, a Delaware
                             corporation

                             By: _____________________________________
                             Name: ___________________________________
                             Title: __________________________________


                             BELCO FINANCE CO., a Wyoming
                             corporation


                             By: _____________________________________
                             Name: ___________________________________
                             Title: __________________________________


                             BOG WYOMING, INC., a Wyoming
                             corporation


                             By: _____________________________________
                             Name: ___________________________________
                             Title: __________________________________

                                                                [EXECUTION COPY]


                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated as of March 29, 1996 between BELCO FINANCE CO., a Wyoming corporation (the "Pledgor"), and THE CHASE MANHATTAN BANK, N.A. (the "Bank").

     Belco Energy, L.P., a Delaware limited partnership and an affiliate of the Pledgor (the "Borrower"), and the Bank are parties to a Credit Agreement dated as of December 1, 1994 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Bank to the Borrower in an aggregate principal amount not exceeding, on the date hereof, $40,000,000.

     On the date hereof, the Pledgor made an intercompany advance to the Borrower in a principal amount equal to $113,000,000 which advance is evidenced by a promissory note of the Borrower dated March 29, 1996 payable to the Pledgor in a like original principal amount (as modified and supplemented and in effect from time to time, the "Finance Note"). All obligations of the Borrower to the Pledgor under the Finance Note are, on the terms and conditions set forth therein, subordinated to the prior payment in full in cash of the obligations of the Borrower to the Bank under the Credit Agreement and the other Credit Documents (as defined therein).

     To induce the Bank to enter into Amendment No. 3 to the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:



                                Pledge Agreement

     Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

           "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

           "Secured Obligations" shall mean, collectively, (a) the Obligations and all other amounts whatsoever from time to time owing to the Bank under the Credit Documents and (b) all obligations of the Pledgor to the Bank hereunder.

           "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

     Section 2. Representations and Warranties. The Pledgor represents and warrants to the Bank:

           (a) Corporate Existence. The Pledgor: (1) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (2) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (3) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of the Guarantor and its Subsidiaries.

           (b) No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Pledgor, or any applicable law or regulation, or any order,


                                Pledge Agreement
      writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Pledgor or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Pledgor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

           (c) Corporate Action. The Pledgor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Pledgor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Pledgor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

           (d) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange are necessary for the execution, delivery or performance by the Pledgor of this Agreement or for the validity or enforceability hereof.

           (e) Collateral. The Pledgor is the sole beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time, except for the pledge and security interest in favor of the Bank created or provided for herein, which pledge and security interest constitute a first priority perfected pledge of and security interest in the Collateral.

     Section 3. Pledge. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby pledges and grants to the Bank a security interest in all of the Pledgor's right, title and interest in, to and under the following property, whether now owned by the Pledgor or


                                Pledge Agreement
hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

           (a) the Finance Note (including, without limitation, all rights of the Pledgor to receive payments thereunder and to enforce the same); and

           (b)  all proceeds of the foregoing.

     Section 4. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Pledgor hereby agrees with the Bank as follows:

     4.01  Delivery and Other Perfection.  The Pledgor shall:

           (a) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Bank) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Bank to exercise and enforce its rights hereunder with respect to such pledge and security interest;

           (b) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Bank may reasonably require in order to reflect the security interests granted by this Agreement; and

           (c) permit representatives of the Bank, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral.

     4.02 Other Financing Statements and Liens. The Pledgor shall not create or suffer to exist any security interest


                                Pledge Agreement
in or other Lien on any of the Collateral except the Liens under this Agreement in favor of the Bank.

     4.03  Collateral.

     (1) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Pledgor agrees that it will not (1) agree to any amendment, supplement or other modification to the Finance Note or (2) waive any right it may have to payment under the Finance Note.

     (2) Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain free and clear of the Lien hereby created any cash principal or interest on the Finance Note.

     (3) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Bank exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes, any other Credit Document or any other agreement relating to such Secured Obligation, all distributions on the Collateral shall be paid directly to the Bank and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Bank shall so request in writing, the Pledgor agrees to execute and deliver to the Bank appropriate additional distribution and other orders and documents to that end, provided that if all such Events of Default are cured to the satisfaction of the Bank, any such distribution theretofore paid to the Bank shall, upon request of the Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by the Bank to the Pledgor.



                                Pledge Agreement

     4.04 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

           (a) the Bank shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all consensual and other powers of ownership pertaining to the Collateral as if the Bank were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

           (b) the Bank in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

           (c) the Bank may, upon ten business days' prior written notice to the Pledgor of the time and place, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Bank deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Bank or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being


                                Pledge Agreement
      hereby expressly waived and released; and the Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

           (d) the Bank may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, reduce the rate of interest on, forgive any amount of principal of or otherwise modify the terms of, the Finance Note.

The proceeds of each collection, sale or other disposition under this Section
4.04 shall be applied in accordance with Section 4.07 hereof.

     4.05 Private Sale. The Bank shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
Section 4.04 hereof conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Bank accepts the first offer received and does not offer the Collateral to more than one offeree.

     4.06 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Bank under this Section 4, shall be applied by the Bank to reimburse the Bank for costs and expenses incurred in connection with such collection, sale or other realization and thereafter, shall be applied by the Bank to the payment in full of the Obligations. As used in this
Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including


                                Pledge Agreement
any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of or obligor on any of the Collateral.

     4.07 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Bank while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Bank is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, (i) the Bank shall have the right to require the Pledgor to exercise the Pledgor's right, if any, to require the Borrower to prepay the Finance Note and (ii) so long as the Bank shall be entitled under this Section 4 to make collections in respect of the Collateral, the Bank shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     4.08 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor has delivered the Finance Note to the Bank.

     Section 5.  Miscellaneous.

     5.01 No Waiver. No failure or delay by the Bank in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     5.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied or


                                Pledge Agreement
delivered to the intended recipient at its "Address for Notices" specified below.

     5.03 Expenses. The Pledgor agrees to reimburse the Bank for all reasonable out-of-pocket expenses (including without limitation reasonable fees and expenses of legal counsel) incurred by it in connection herewith, including, without limitation, all such expenses of, or incident to, the enforcement of any of the provisions of this Section 5, or performance by the Bank of any of the obligations of the Pledgor in respect of the Collateral which the Pledgor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any Collateral, and for the care of the Collateral and defending or asserting rights or claims of the Bank in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations.

     5.04 Amendments, Etc. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Bank.

     5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and each holder of any of the Secured Obligations and their respective successors and assigns, except that the Pledgor may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Bank.

     5.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     5.07 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                                Pledge Agreement

     5.08  Governing Law.   This Agreement shall be governed by, and construed
in accordance with, the law of the State of New York.

     5.09 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.




                                Pledge Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    BELCO FINANCE CO.



                                    By___________________________
                                    Title:

                                    Address for Notices:

                                    Belco Finance Co.
                                    c/o Belco Oil & Gas Corp.
                                    767 Fifth Avenue, 46th Floor
                                    New York, New York  10153
                                    Attention:
                                    Telecopier:




                                Pledge Agreement

                                    THE CHASE MANHATTAN BANK, N.A.



                                    By ________________________
                                    Title:

                                    Address for Notices:

                                    The Chase Manhattan Bank, N.A.
                                    1 Chase Manhattan Plaza, 3rd Floor
                                    New York, New York  10081
                                    Attention:  Mr. Andrew Oram
                                                Global Petroleum
                                    Telecopier: 212-552-1687

                                    with a copy to:

                                    The Chase Manhattan Bank, N.A.
                                    2 Chase Manhattan Plaza, 5th Floor
                                    New York, New York  10081
                                    Attention:  Ms. Jackie Reid
                                    Telecopier: 212-552-4455



                                Pledge Agreement

                          SUBORDINATED PROMISSORY NOTE

                                                                  March 29, 1996
                                                              New York, New York

     FOR VALUE RECEIVED, BELCO ENERGY L.P., a Delaware limited partnership (the "Company"), hereby promises to pay to BELCO FINANCE CO., a Wyoming corporation (the "Payee"), on June 30, 1998 (the "Maturity Date") in New York, New York, in lawful money of the United States of America and in immediately available funds, the then aggregate unpaid principal amount of this Note together with interest thereon as provided in Section 2 hereof.

     Section 1. Principal. The principal amount of this Note shall initially be $113,000,000 equal to the principal amount of the loan made by the Payee to the Company on the date hereof. On the last day of each calendar quarter ending after the date hereof, the principal amount of this Note shall automatically increase by an amount equal to the amount of interest accrued for such calendar quarter pursuant to Section 2 hereof to the extent not paid in cash by the Company as provided therein. The principal amount of this Note shall automatically decrease at the time of any payment or prepayment of the principal hereof by the amount of such payment or prepayment.

     Section 2. Interest. The Company hereby promises to pay to the Payee interest on the unpaid principal amount of this Note for the period from and including the date hereof to but excluding the date this Note shall be paid in full at a rate per annum equal to 1% plus the Prime Rate as in effect from time to time. On the last day of each calendar quarter, accrued interest shall be capitalized by increasing the principal amount of this Note as provided in
Section 1 hereof, with such capitalization satisfying in full the Company's obligation to pay interest for such calendar quarter (provided that the Company may, at its option, pay all or a portion of the interest accrued during such calendar quarter in cash rather than by increasing the principal


                                  Finance Note
amount of this Note as aforesaid). Interest shall be calculated on the basis of a year of 365 days and actual days elapsed (including the first day but excluding the last). Subject to the terms and conditions hereof, interest on any principal amount hereof that is not paid when due shall be payable from time to time upon demand of the Payee at a rate per annum equal to 2% plus the Prime Rate as in effect from time to time.

     Section 3. Definitions. As used herein, the following terms shall have the following meanings:

           "Bank" shall mean The Chase Manhattan Bank, N.A.

           "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.

           "Belco G.P." shall mean Belco Oil & Gas Corp., a Delaware corporation and the general partner of the Company, together with its successors in such capacity.

           "Credit Agreement" shall mean the Credit Agreement dated as of December 1, 1994 between the Company and the Bank, as the same may be modified, supplemented, amended and restated or refinanced and from time to time in effect (including any such modification, supplement, amendment and restatement or refinancing resulting in an increase in the principal or other amount of obligations of the Company thereunder).

           "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

           "Prime Rate" shall mean the rate of interest from time to time announced by the Bank at its principal office in New York, New York as its prime commercial lending rate.

           "Reorganization Debt Securities" shall mean debt or equity securities of the Company as reorganized or


                                  Finance Note
      readjusted, or debt or equity securities of the Company (or any other company, trust or organization provided for by a plan of reorganization or readjustment succeeding to the assets and liabilities of the Company), that are subordinated, to at least the same extent as this Note, to the payment of all Senior Debt that will be outstanding after giving effect to such plan of reorganization or readjustment, so long as (a) the rate of interest on such debt securities shall not exceed the effective rate of interest on this Note on the date hereof, (b) such debt securities shall not be entitled to the benefits of covenants or defaults materially more beneficial to the holders of such debt securities than those in effect with respect to this Note on the date hereof (or the Senior Debt, after giving effect to such plan of reorganization or readjustment) and
      (c) such debt securities shall not provide for amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date six months following the final scheduled maturity date of the Senior Debt (as modified by such plan of reorganization or readjustment).

           "Senior Debt" shall mean all obligations of the Company under the Credit Agreement and the other Credit Documents (as defined therein).
      The term "Senior Debt" shall include any interest accruing after the date of any filing by the Company or Belco G.P. of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to the Company or Belco G.P., whether or not such interest is allowable as a claim in any such proceeding.



                                  Finance Note

     Section 4.  Certain Acceleration Events.  In the event that:

           (a) The Company or Belco G.P. shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

           (b) A proceeding or case shall be commenced, without the application or consent of the Company or Belco G.P. in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for it of all or any substantial part of its assets, or (iii) similar relief in respect of the Company or Belco G.P. under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or Belco G.P. shall be entered in an involuntary case under the Bankruptcy Code;

THEREUPON the principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.



                                  Finance Note

     Section 5. Subordination to Senior Debt. The Company, for itself and its successors and assigns, covenants and agrees, and the Payee, by its acceptance hereof, on its own behalf and on behalf of each subsequent holder of this Note, likewise covenants and agrees, that this Note, and the payment from whatever source of the principal of, and interest on, this Note, are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Debt as hereinafter set forth:

           A. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, Belco G.P. or any of their respective creditors, as such, or to the Company, Belco G.P. or any of their respective assets, or (b) any liquidation, dissolution or other winding up of the Company or Belco G.P., whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or Belco G.P., then and in any such event:

                 (1) the Bank shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment, before the Payee shall be entitled to receive any payment on account of principal of, or interest on, this Note;

                 (2) any payment or distribution of assets of the Company or
            Belco G.P. of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Payee would be entitled but for the provisions of this Section 5, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Note (other than Reorganization Debt Securities), shall be paid by the liquidating trustee


                                  Finance Note
            or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Bank, according to the aggregate amounts remaining unpaid on account of the principal of, and interest on, the Senior Debt held or represented by the Bank, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Bank;

                 (3) in the event that, notwithstanding the foregoing
            provisions of this paragraph A, the Payee shall have received, before all Senior Debt is paid in full in cash or payment thereof provided for, any such payment or distribution of assets of the Company or Belco G.P. of any kind or character, whether in cash, property or securities (other than Reorganization Debt Securities), including any such payment or distribution arising out of the exercise by the Payee of a right of set-off or counterclaim and any such payment or distribution received by reason of any other indebtedness of the Company being subordinated to this Note, then, and in such event, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid over or delivered to, the Bank, according to the aggregate amounts remaining unpaid on account of the principal of, and interest on, the Senior Debt held or represented by the Bank, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Bank; and

                 (4) if the Payee shall have failed to file claims or proofs of claim with respect to this Note earlier than 30 days prior to the deadline for any such filing, the Payee shall execute and deliver to the Bank such powers of attorney, assignments or other instruments as the Bank may reasonably request to file such claims or proofs of claim.


                                  Finance Note

                 B. The Payee hereby agrees that, unless and until the principal of and interest on the Senior Debt shall have been paid in full in cash, (a) no payment on account of the principal of, or interest or premium (if any) on, this Note or any judgment with respect thereto (and no payment on account of the purchase or redemption or other acquisition of this Note) shall be made by or on behalf of the Company and (b) the Payee shall not (i) ask, demand, sue for, take or receive from the Company, by set-off or in any other manner, or (ii) seek any other remedy allowed at law or in equity against the Company for breach of the Company's obligations under this Note, provided, that nothing in this paragraph B shall be deemed to prohibit prepayment of any of this Note to the extent expressly permitted by Section 6.19 of the Credit Agreement.

           In the event that, notwithstanding the foregoing provisions of this paragraph B, the Payee shall have received any payment prohibited by the foregoing provisions of this paragraph B, including, without limitation, any such payment arising out of the exercise by the Payee of a right of set-off or counterclaim and any such payment received by reason of other indebtedness of the Company being subordinated to this Note, then, and in any such event, such payment shall be held in trust for the benefit of, and shall be immediately paid over or delivered to, the Bank, according to the aggregate amounts remaining unpaid on account of the principal of, and interest and premium (if any) on, the Senior Debt held or represented by the Bank, for application to such Senior Debt remaining unpaid, whether or not then due and payable.

           The provisions of this Section 5.B shall not alter the rights of the holders of Senior Debt under the provisions of Section 5.A hereof.

           C. Subject to the payment in full in cash of all Senior Debt, the Payee shall be subrogated to the rights of the Bank to receive payments and distributions of cash, property and securities applicable to the Senior Debt until


                                  Finance Note
      the principal of, and interest on, this Note shall be paid in full in cash. For purposes of such subrogation, no payments or distributions to the Bank of any cash, property or securities to which the Payee would be entitled except for the provisions of this Section 5, and no payments over pursuant to the provisions of this Section 5 to the Bank by the Payee, shall, as between the Company, its creditors other than the Bank, and the Payee, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

           D. The provisions of this Section 5 are and are intended solely for the purpose of defining the relative rights of the Payee on the one hand and the Bank on the other hand. Nothing contained in this Section 5 is intended to or shall:

                 (a) impair, as among the Company, its creditors other than the Bank and the Payee, the obligation of the Company, which is absolute and unconditional, to pay to the Payee the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms;

                 (b) affect the relative rights against the Company of the Payee and creditors of the Company other than the Bank; or

                 (c) prevent the Payee from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 5 of the Bank (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or Belco G.P. referred to in
            Section 5.A hereof, to receive, pursuant to and in accordance with said Section 5.A, cash, property and securities otherwise payable or deliverable to the Payee, or (ii) under the


                                  Finance Note
            conditions specified in Section 5.B hereof, to prevent any payment prohibited by said Section 5.B.

           E. No right of the Bank to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by the Bank, or by any non-compliance by the Company with the terms, provisions and covenants of this Section 5, regardless of any knowledge thereof the Bank may have or be otherwise charged with.

           Without in any way limiting the generality of the foregoing paragraph, the Bank may, at any time and from time to time, without the consent of or notice to the Payee, without incurring responsibility to the Payee and without impairing or releasing the subordination provided in this Section 5 or the obligations hereunder of the Payee to the holders of Senior Debt, do any one or more of the following: (a) change the time, manner or place of payment of Senior Debt, increase the amount of Senior Debt, or otherwise modify or supplement in any respect any of the provisions of the Credit Agreement or any other instrument evidencing or relating to any of the Senior Debt; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

           F. Upon any payment or distribution of assets of the Company referred to in this Section 5, the Payee shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Payee, for the


                                  Finance Note
      purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 5.

           G. Notwithstanding anything herein to the contrary, no payments or principal of or interest on this Note are required, or may be made, under this Note during any period during which a "Default" shall have occurred and is continuing under (and as defined in) the Credit Agreement.

           H. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Payee and the Bank.

     Section 6. Other Limitations. The Payee, by its acceptance hereof, on its own behalf and on behalf of each subsequent holder of this Note, hereby covenants and agrees for the benefit of the holders of the Senior Debt that it will not, nor will it join with other creditors of the Company or any other Person to (and the Payee hereby irrevocably waives any right that it may have to), at any time prior to the payment in full in cash of the Senior Debt:

           (1) institute any legal or arbitral proceedings (including, without limitation, any counterclaims) against the Company with respect to this Note, the loans made to the Company hereunder and the obligations of the Company with respect hereto and thereto; or

           (2) commence any proceeding seeking the reorganization, liquidation, dissolution, arrangement or winding-up of the Company, or the composition or readjustment of the Company's debts, seek the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or of all or any substantial part of the Company's Property or seek similar relief in respect of the Company under any law relating to bankruptcy, insolvency,


                                  Finance Note
      reorganization, winding-up, or composition or adjustment of debts.

     Section 7. Remedies Cumulative, Etc. No failure on the part of the Payee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Payee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     Section 8. Successors and Permitted Assigns. This Agreement shall be binding upon the benefit of the respective successors and assigns of the Company (provided, however, that the Company shall not assign or delegate its obligations hereunder without the prior written consent of the Payee).

     Section 9. Limited Recourse. Notwithstanding anything in this Note or any instrument executed in connection herewith to the contrary, Belco G.P. in its capacity as general partner of the Company shall be liable for the obligations of the Company hereunder to the full extent, but only to the extent of, and the Payee's recourse against Belco G.P. shall be limited, to the interests of Belco G.P. in the Company. Any judicial proceedings brought by the Payee against Belco G.P. shall be limited to the attachment, execution, writ of process, preservation, enforcement and foreclosure against the interests of Belco G.P. in the Company, and no attachment, execution, writ, process or legal proceedings shall be sought, issued or levied upon or against any other assets, properties or funds of Belco G.P. If the Payee exercises any remedy which it may have available against the Company, no judgment for any deficiency upon this Note shall be sought or obtained by the Payee against Belco G.P.

     Section 10. Recordation of Payments. Each payment made on account of the principal of this Note shall be recorded by the Payee on its books and, prior to any transfer of this Note, endorsed by the Payee on the schedule attached hereto or any


                                  Finance Note
continuation thereof, provided that the failure of the Payee to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing hereunder.

     Section 11. Governing Law. This Note shall be governed by, and construed in accordance with, the law of the State of New York.

     Section 12. Submission to Jurisdiction, Etc. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a


                                  Finance Note
court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                                     BELCO ENERGY L.P.


                                     By:  Belco Oil & Gas Corp., a
                                            Delaware corporation and its
                                            General Partner



                                     By:________________________________
                                        Robert A. Belfer
                                        President



                                  Finance Note

                               SCHEDULE OF LOANS

     This Note evidences the loan made to the Company, on the date and in the principal amount set forth below, subject to the capitalization of accrued interest and to the payments and prepayments of principal set forth below:



            Principal    Accrued            Principal
            Amount       Interest           Amount          Principal
Date        Lent         Capitalized        Prepaid         Balance
- - ----        --------     --------------     ------------    -------




                                  Finance Note